Q3 Fiscal Year 2019 JanuarySept 31, Investor Presentation 20192017 Financial Results Conference Call Mark D. Morelli President and Chief Executive Officer Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer

Safe Harbor Statement These slides, and the accompanying oral discussion, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future revenue and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the effectiveness of the Company’s 80/20 process to simplify operations, the ability of the Company’s operational excellence initiatives to drive profitability, the success of the Company’s new products to enhance revenue, the timing and success of the divestitures, global economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this presentation. This presentation will discuss some non-GAAP financial measures, which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. We have provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation. © 2019 Columbus McKinnon Corporation 2

Q3 FY2019 Results Blueprint for Growth strategy delivering earnings power Market share gains support revenue growth of 4%; excluding FX, sales up 6% Gross margin expanded 90 basis points to 33.8% Diluted EPS was a loss of $0.03, and adjusted EPS was $0.61, up 39% Adjusted EBITDA margin(1) was 14.2%, and 15.1% year to date Strategy drove $5.5 million of total savings in the quarter Strong cash generation and significant debt reduction Paid down more than $50 million in debt year-to-date Net leverage ratio(2) below 2x – ahead of target Return on invested capital net of cash improved to 10.5% Solid quarter demonstrating traction with self–help strategy (1) Adjusted EBITDA is a non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP net income to non-GAAP adjusted EBITDA, and other important disclosures regarding the use of non-GAAP financial measures. (2) Net debt divided by TTM adjusted EBITDA (see footnote 1). © 2019 Columbus McKinnon Corporation 3

Tracking Blueprint Phase II Progress Simplify the Business 80/20 process driving results • Expect ~$7 million savings in FY2019; $4.1 million savings year-to-date Tire Shredder business sold in December Crane Equipment & Service, Inc. (CES) purchase agreement signed January 30, 2019 Improve Productivity Operational excellence delivering savings through improved factory efficiencies Expect $2 million in savings in FY2020 from Ohio consolidation Ramp the Growth Engine Center of Excellence opening April in Charlotte, NC Realigning resources for greater results from R&D investments Phase II driving EBITDA and ROIC improvements © 2019 Columbus McKinnon Corporation 4

Net Sales ($ in millions) Revenue up 6% excluding FX Sales up 4% U.S. sales up 7.3% Y/Y Non-U.S. up 4.8%, excluding FX $225.0 $217.1 $217.4 $214.1 Sales Bridge Q3 $208.7 Q3 FY2018 net sales $ 208.7 Volume 9.9 4.8% Pricing 2.8 1.3% Q3 Q4 Q1 Q2 Q3 Foreign currency translation (4.0) (1.9)% FY18 FY18 FY19 FY19 FY19 Q3 FY2019 net sales $ 217.4 Strength in major geographic regions from strong market positions © 2019 Columbus McKinnon Corporation 5

(1) Gross Profit & Gross Margin ($ in millions) Quarter Gross Margin Bridge Gross margin Q3 up 90 bps Q3 FY2018 Gross Profit $ 68.7 Sales volume and mix 2.0 $79.6 Productivity, net of other cost changes 1.6 $74.2 $75.9 $73.4 $68.7 Pricing, net of material cost inflation 1.6 Product liability 0.6 Prior year STAHL integration costs 0.1 Foreign currency translation (1.0) Ohio plant closure (0.2) 32.9% 34.7% 35.4% 35.0% 33.8% Total Change $ 4.7 Q3 Q4 Q1 Q2 Q3 Q3 FY2019 Gross Profit $ 73.4 FY18 FY18 FY19 FY19 FY19 Productivity and pricing drive margin expansion (1) Adjusted for the implementation of ASU No. 2017-07 “Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. In accordance with the ASU, the Company adopted the standard on a retrospective basis to all periods presented. © 2019 Columbus McKinnon Corporation 6

(1) RSG&A ($ in millions) RSG&A at 21.9% of sales, 260 bps improvement Selling expenses decreased $54.4 $51.1 $51.1 $1.6 million, or 6.3% $3.7 $47.3 $47.5 $3.7 $3.3 $3.1 $3.3 G&A decreased $1.9 million, or 8.7% $23.1 $22.3 $21.8 $19.7 $20.4 R&D flat RSG&A fourth quarter fiscal 2019 $25.5 $27.6 $25.6 $24.5 $23.9 estimate of $47.5 million to Q3 Q4 Q1 Q2 Q3 $48.5 million FY18 FY18 FY19 FY19 FY19 Expenses down $0.5 million, reflecting Tire Shredder divestiture Selling G&A R & D Self-funding initiatives and managing expenses (1) Adjusted for the implementation of ASU No. 2017-07 “Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. In accordance with the ASU, the Company adopted the standard on a retrospective basis to all periods presented. © 2019 Columbus McKinnon Corporation 7

(1)(2) Operating Income & Non-GAAP Margin ($ in millions) Q3 FY19 adjusted operating income grew 29% Y/Y $26.5 $25.5 $22.9 Adjusted operating margin of 10.5% $20.1 $17.8 Net loss on held for sale businesses: 11.8% 11.7% 10.5% $15.6 million 8.5% 9.4% Phase I and II savings of $5.5 million $13.7 $15.8 $13.5 $24.8 $6.6 in the quarter Q3 Q4 Q1 Q2 Q3 FY18 FY18 FY19 FY19 FY19 Income from Operations Non-GAAP Adjustments Adjusted OI Margin * * Non-GAAP operating income as % of sales. Operating performance driving increased earnings power (1) Adjusted operating income is a non-GAAP financial measure. Please see supplemental slides for a reconciliation from GAAP operating income to non-GAAP operating income and other important disclosures regarding the use of non-GAAP financial measures. (2) Adjusted for the implementation of ASU No. 2017-07 “Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit© 2019 Cost. Columbus In accordance McKinnon with Corporation the ASU, the Company adopted the standard on a retrospective basis to all periods presented. 8

Quarterly Earnings Per Share ($ in millions) GAAP Diluted EPS Net loss: $0.67 $(0.8) million, or $(0.03) per diluted share $0.36 $0.33 Non-GAAP adjusted net income(1): $14.5 million, 39% increase Y/Y ($0.03) ($0.46) $0.61 per diluted share, up 39% Y/Y Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Fiscal 2019 tax rate expected to be in the range of 27% to 29% Non-GAAP Adjusted EPS(1) Due to additional impairment on assets $0.74 held for sale that are not deductible $0.70 $0.61 $0.44 $0.51 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Adjusted earnings grew 39% (1) Adjusted net income and adjusted diluted earnings per share (EPS) are non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP net income and diluted EPS to non-GAAP adjusted net income and adjusted diluted EPS, and other important disclosures regarding the use of non-GAAP financial measures. © 2019 Columbus McKinnon Corporation 9

EBITDA & ROIC Adjusted EBITDA Margin(1) Expanding Adjusted EBITDA(1) margins 13.7% 15.1% 11.7% 15.1% YTD, expanded 140 bps over Q3 FY18 YTD Adjusted ROIC net of cash expands FY17 FY18 Q3 FY19 to 10.5% YTD Return on Invested Capital (ROIC)(2) 10.5% 8.7% 6.4% FY17 FY18 Q3 FY19 TTM GOAL: Adjusted EBITDA Margin of 19% and Adjusted ROIC in mid-teens (1) Adjusted EBITDA is a non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP net income to non-GAAP adjusted EBITDA and other important disclosures regarding the use of non-GAAP financial measures. (2) ROIC is defined as adjusted income from operations, net of taxes, for the trailing 12 months divided by the average of debt plus equity less cash (average© 2019 capital) Columbus for the McKinnon trailing 13 Corporation months. A 30% tax rate was used for fiscal years 2015, 2016, & 2017, and 22% for fiscal years 2018 & 2019. 10

Working Capital Working Capital Working capital as a percent of as a Percent of Sales sales improved 180 bps from 19.4% 19.7% trailing quarter to 17.9% 17.9% 17.9% Comparison with prior year impacted 17.4% by STAHL acquisition 12/31/17 (1) 3/31/18 (1) 6/31/18 9/30/18 12/31/18 Inventory Turns Inventory turns of 3.8x 3.9x Expect further improvement in Q4 3.8x 3.7x 3.7x 3.6x 12/31/2017 3/31/18 6/30/2018 9/30/18 12/31/18 Improving working capital utilization (1) Excludes the impact of STAHL which was acquired on January 31, 2017 © 2019 Columbus McKinnon Corporation 11

Cash Flow Three Months Ended Note: Components may not add to totals due to rounding December 31, 2018 2017 Net cash provided by operating activities $ 26.2 $ 16.5 Capital expenditures (CapEx) (2.4) (3.3) Operating free cash flow $ 23.8 $ 13.2 Generated $46.6 million in operating free cash flow (FCF) YTD Strong FCF conversion rate (to adjusted net income) of 96% year to date FY 2019 expected CapEx: approximately $10 million to $12 million Strong FCF conversion rate building as year progresses © 2019 Columbus McKinnon Corporation 12

De-levering Balance Sheet CAPITALIZATION Debt reduction continues Dec 31, March 31, Paid down $25 million in debt in 2018 2018 quarter; $50 million year-to-date Cash and cash equivalents $ 58.1 $ 63.0 Net Debt / Adjusted TTM EBITDA(1) Total debt 314.8 363.3 • Reduced to 1.99x and achieved target Expect to further de-lever below Total net debt 256.8 300.3 targeted net leverage ratio of 2.0x Shareholders’ equity 420.4 408.2 Reduced debt by nearly Total capitalization $ 735.3 $ 771.5 $120 million in two years Debt/total capitalization 42.8% 47.1% Net debt/net total 37.9% 42.4% capitalization On track to exceed $60 million debt reduction goal in FY2019 (1) Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation from GAAP net income to non-GAAP adjusted EBITDA and other important disclosures regarding the use of non-GAAP financial measures. © 2019 Columbus McKinnon Corporation 13

Outlook Near-Term Outlook: Blueprint for Growth strategy and E-PAS™ operating system demonstrating traction Expect 4% to 5% organic growth in Q4 FY19, excluding: • Headwind from FX expected to be approximately 3% to 4% • Divestitures: • $3.3 million revenue in Q4 FY18 related to the Tire Shredder business • Approximately $1.5 million revenue in Q4 FY18 (March) related to Crane Equipment & Service, Inc. • The related operating income for the two businesses, based on timing of divestitures, was $0.6 million in Q4 FY18 Longer-Term Outlook: Strengthen earnings power Achieve 19% adjusted EBITDA(1) margins and mid-teens ROIC in FY2022 (1) Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation from GAAP net income to non-GAAP adjusted EBITDA and other important disclosures regarding the use of non-GAAP financial measures. © 2019 Columbus McKinnon Corporation 14

Save the Date Investor & Analyst Briefing Thursday, June 13, 2019 8:00am to 1:00pm Management team update on Blueprint for Growth strategy Convene at 810 Seventh Avenue New York, New York © 2019 Columbus McKinnon Corporation 15

Supplemental Information © 2019 Columbus McKinnon Corporation 16

Businesses Held for Sale / Sold ($ in thousands) Q1 Q2 Q3 Q3 FY19 FY19 FY19 FY19 YTD Sales 11,104 9,233 8,983 29,320 Income from operations 665 1,461 1,007 3,133 1. The Tire Shredder business was divested December 28, 2018. 2. Crane Equipment & Service, Inc. is expected to be divested February 28, 2019. 3. The Stahlhammer Bommern GmbH sales process is ongoing. © 2019 Columbus McKinnon Corporation 17

Adjusted Income from Operations Reconciliation

($ in thousands)	Quarter				
	Q3 FY18	Q4 FY18	Q1 FY19	Q2 FY19	Q3 FY19
Income from operations	$ 13,710	$ 15,807	$ 13,503	$ 24,825	$ 6,646
Add back (deduct):					
Impairment on held for sale business	—	—	11,100	—	16,653
Gain on sale of business	—	—	—	—	(1,103)
Acquisition deal, integration, and severance costs	3,006	3,917	1,906	—	—
Insurance recovery legal costs	1,040	356	—	659	491
Ohio Plant Closure	—	—	—	—	200
Insurance settlement	—	(621)	—	—	—
Debt repricing fees	—	619	—	—	—
Non-GAAP adjusted income from operations	$ 17,756	$ 20,078	$ 26,509	$ 25,484	$ 22,887
Sales	208,725	214,140	224,992	217,142	217,415
Adjusted operating margin	8.5%	9.4%	11.8%	11.7%	10.5%

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP and may not be comparable to the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations.

© 2019 Columbus McKinnon Corporation

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Adjusted Net Income Reconciliation

COLUMBUS McKINNON CORPORATION

($ in thousands, except per share data)	Quarter				
	Q3 FY18	Q4 FY18	Q1 FY19	Q2 FY19	Q3 FY19
Net income (loss)	$ (10,565)	$ 8,466	$ 7,706	$ 15,912	$ (782)
Add back (deduct):					
Impairment on held for sale business	—	—	11,100	—	16,653
Gain on sale of business	—	—	—	—	(1,103)
Acquisition deal, integration, and severance costs	3,006	3,917	1,906	—	—
Insurance recovery legal costs	1,040	356	—	659	491
Ohio Plant Closure	—	—	—	—	200
Insurance settlement	—	(621)	—	—	—
Debt repricing fees	—	619	—	—	—
Normalize tax rate (1)	16,938	(776)	(3,173)	(76)	(974)
Non-GAAP adjusted net income	$ 10,419	$ 11,961	$ 17,539	$ 16,495	$ 14,485
Average diluted shares outstanding	23,577	23,628	23,610	23,721	23,681
Diluted income per share – GAAP	$(0.46)	$0.36	$0.33	$0.67	$(0.03)
Diluted income per share - Non-GAAP	$0.44	$0.51	$0.74	$0.70	$0.61

(1) Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items and to apply a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS.

© 2019 Columbus McKinnon Corporation

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Adjusted EBITDA Reconciliation

($ in thousands)	Quarter				
	Q3 FY18	Q4 FY18	Q1 FY19	Q2 FY19	Q3 FY19
Net income (loss)	$ (10,565)	$ 8,466	$ 7,706	$ 15,912	$ (782)
Add back (deduct):					
Income tax expense	19,877	2,598	1,774	4,576	3,111
Interest and debt expense	4,864	4,661	4,607	4,248	4,330
Investment (income) loss	(53)	4	(268)	(111)	82
Foreign currency exchange (gain) loss	312	834	(276)	507	(25)
Other (income)/expense	(725)	(756)	(40)	(307)	(70)
Depreciation and amortization expense	9,118	9,263	8,832	8,030	7,901
Impairment on held for sale business	—	—	11,100	—	16,653
Gain on sale of business	—	—	—	—	(1,103)
Acquisition deal, integration, and severance costs	3,006	3,917	1,906	—	—
Insurance recovery legal costs	1,040	356	—	659	491
Debt repricing fees	—	619	—	—	—
Ohio Plant Closure	—	—	—	—	200
Insurance settlement	—	(621)	—	—	—
Non-GAAP adjusted EBITDA	$ 26,874	$ 29,341	$ 35,341	$ 33,514	$ 30,788
Sales	$ 208,725	$ 214,140	$ 224,992	$ 217,142	$ 217,415
Adjusted EBITDA margin	12.9%	13.7%	15.7%	15.4%	14.2%

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and *inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted* EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. *The Company's* method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

© 2019 Columbus McKinnon Corporation

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Industrial Capacity Utilization U.S. Capacity Utilization Eurozone Capacity Utilization Source: The Federal Reserve Board Source: European Commission 80% 85% 76.6% (Manufacturing) & 79% 78.7% (Total) December 2018 84% 83.9% December 2018 78% 83% 77% 82% 76% 81% 75% 80% 74% 79% Manufacturing Total © 2019 Columbus McKinnon Corporation 21

Conference Call Playback Info Replay Number: 412-317-6671 passcode: 13686186 Telephone replay available through February 7, 2019 Webcast / PowerPoint / Replay available at www.cmworks.com/investors Transcript, when available, at www.cmworks.com/investors © 2019 Columbus McKinnon Corporation 22